SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): June 4, 2007

UPFC Auto Financing Corporation

(Exact name of registrant as specified in charter)

Texas	333-140138	20-5528859
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

860 W. Airport Freeway, Suite 702 Hurst, Texas	76054
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (817) 282-9451

This filing relates to Registration Statement No. 333-140138

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (I7 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS

Exhibit 23.1 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

ITEM 8.01. OTHER EVENTS

The financial statements, financial statement schedules and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control Over Financial Reporting) of MBIA Inc. and subsidiaries and the financial statements of MBIA Insurance Corporation and subsidiaries are hereby incorporated by reference in (i) the registration statement, (ii) the prospectus and (iii) the prospectus supplement, by reference to MBIA Inc.’s Annual Report on Form 10-K for the year ended December 31, 2006, and are being so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

The exhibits listed on the Exhibit Index on page 5 of this Form 8-K are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPFC Auto Financing Corporation

Date: June 6, 2007

/s/ Arash A. Khazei

Arash A. Khazei
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Page
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	—